Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide Exhibit 99.1

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters, the ongoing COVID-19 pandemic, and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU

Kewaunee Scientific Corporation | NASDAQ: KEQU Agenda Kewaunee Scientific Overview Fiscal Year 2020 Review Outlook and Strategic Direction Q&A

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee Scientific Overview

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee is a leading global designer, manufacturer, and installer of specialized equipment and technical furniture products for laboratories across an array of industries, including life sciences, education, government, healthcare, and general research end-markets. Key Facts Statesville, NC Headquarters $147.5MM 2020 Revenue Global Footprint 1906 Year Founded Vertically Integrated NASDAQ KEQU Public Corporation Product Offerings Illustrative End-Users Kewaunee Scientific Overview

Kewaunee Scientific Corporation | NASDAQ: KEQU The industries served by Kewaunee continue to receive prioritization for investment dollars as companies, governments, and institutions look to encourage discovery that is dependent on investment in research and development. Kewaunee Scientific Overview R P R R R R R R R R R (1) Source: The Scientific and Equipment Furniture Association (“SEFA”) TDA 2020 Laboratory Enclosures and Furniture Market Report

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewaunee is active in multiple sectors, providing geographical and industry diversification. The diversity of end-use segments for the Company’s products supports a narrative of growth and end-market expansion for Kewaunee. Kewaunee Scientific Overview HEALTHCARE Market includes hospitals, surgery centers, testing centers, elderly care communities, etc. Macro population and aging trends support continued investment in health related initiatives requiring laboratories LIFE SCIENCES Market includes life sciences, pharmaceutical, bio-technology and other manufacturers Continued global investment in research and development Expanding spend on infrastructure EDUCATION Market includes K-12 and colleges and universities Increasing investments being made in STEM requiring new or upgraded facilities State and local governments beginning to fund education infrastructure improvements

Kewaunee Scientific Corporation | NASDAQ: KEQU Kewanee is a North American leader in manufactured laboratory, healthcare, and technical furniture. Domestically, the company primarily relies on its dealer and distribution network to sell its products to end users. Kewaunee Scientific Overview Designs, manufactures, and installs laboratory, healthcare, and technical furniture products Sold through dealers, and distribution channels as well as directly to the end-user Products manufactured in Statesville, North Carolina

Kewaunee Scientific Corporation | NASDAQ: KEQU Internationally, Kewaunee participates throughout the entire laboratory build and operate value chain from pre-construction through post-construction with market leading positions in India and the Middle East Kewaunee Scientific Overview Turn-key provider of total laboratory solution – design, manufacture, installation, maintenance Sold principally direct to end-users Products for international markets manufactured in Bangalore, India and sold from Statesville, NC facility Current International Footprint Market leader in India and Middle East geographies

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2020 Review

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2020 Review – Consolidated Results

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2020 Review – Enhancements to External Reporting Enhancing quarterly reporting by including consolidated EBITDA and segment EBITDA to provide additional insights into the operating performance of the Company’s segments. EBITDA and segment EBITDA are non-GAAP financial measures; please refer to the Appendix to this presentation for a reconciliation of these measures to net earnings. Domestic Segment: Domestic management team Domestic operating costs Cost for services performed by international team (outsourced services) Revenue and margin from export orders placed with the US factories by International Segment International Segment: International management team International operating costs Revenue and margin for projects outside of North and South America Corporate Segment: CEO and CFO compensation Corporate finance and global treasury Stock based incentive compensation Public company costs Pension administration Expenses related to the amortization of the underfunded pension liability Other expenses See http://www.kewaunee.com/AboutUs/InvestorInformation/ for more information

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2020 Review – Domestic Segment FY 2020 Impacts: Large Middle East order manufactured in the US at negative margins. Restructuring costs incurred during Q2. Significant one-time costs during the FY. Investment in resources focused on muti-year system and wood re-capitalization project. COVID-19 impacts to cost, productivity and access to construction sites. The Domestic market remains competitive and driven by price and ability to customize to meet end-user needs. FY 2020 Accomplishments: Recruited experienced talent to drive transformation: VP of Operations, VP of Information Technology and Engineering, and General Manager of wood and laminate products. Launched operational excellence program, front-end modernization system implementation and wood plant recapitalization project. *EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

Kewaunee Scientific Corporation | NASDAQ: KEQU FY 2020 Review – International Segment FY 2020 Impacts: Large strategic Middle East project taken aggressively in prior fiscal year. Withholding tax expense. Closure of China sales office. COVID-19 impacts to cost, productivity and access to construction sites. International segment was having a strong year until COVID hit in the fourth quarter, impacting manufacturing of products and delivery of projects. FY 2020 Accomplishments: Launched KEQUIP (new entity), focused on laboratory equipment, extending our participation across the laboratory value chain. Secured Technical Service Organization (TSO) registration in Saudi Arabia enabling a stronger presence in the Middle East to service customers. *EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

Kewaunee Scientific Corporation | NASDAQ: KEQU Strategic Direction and Outlook

Kewaunee Scientific Corporation | NASDAQ: KEQU Strategic Direction and Outlook

“To be the global supplier of choice with customers in the laboratory furniture and infrastructure markets.” Kewaunee Scientific Corporation | NASDAQ: KEQU Strategic Direction and Outlook

Kewaunee Scientific Corporation | NASDAQ: KEQU Outlook and Strategic Vision We will be easy to do business with We will get closer to our customer(s) We will lead and not follow (we are innovators) Our Guiding Principles We will do everything with excellence

Near term, COVID-19 will continue to impact the rate of activity in the marketplace and the pace of construction activity. Long term, COVID-19 will result in investments in infrastructure that require Kewaunee’s products. Continue investing in domestic technology infrastructure. Re-capitalization of certain aspects of domestic manufacturing operations. Continued expansion of international turn-key capabilities. Increased pension expense and interest expense resulting in higher corporate segment costs. Kewaunee Scientific Corporation | NASDAQ: KEQU Outlook and Strategic Vision

Kewaunee Scientific Corporation | NASDAQ: KEQU Thank You and Questions

Kewaunee Scientific Corporation | NASDAQ: KEQU Appendix

Kewaunee Scientific Corporation | NASDAQ: KEQU Non-GAAP Reconciliations Kewaunee Scientific Corporation Kewaunee Scientific Corporation Annual Shareholder Meeting | August 26, 2020 Appendix: Non-GAAP Measures (Dollars in Thousands) The following unaudited tables reconcile Net Earnings to EBITDA, by Segment and Consolidated EBITDA and Segment EBITDA We calculate EBITDA and Segment EBITDA as net earnings, less interest expense and income, income taxes, depreciation, and amortization. We believe EBITDA and Segment EBITDA allow management and our investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization, which can vary significantly between companies depending upon many factors. EBITDA and Segment EBITDA are not calculations based upon generally accepted accounting principles and our method for calculating EBITDA and Segment EBITDA can vary as compared to other companies. The amounts included in the EBITDA and Segment EBITDA calculations, however, are derived from amounts included in the historical statements of earnings. EBITDA and Segment EBITDA should not be considered an alternative to net earnings or operating earnings as an indicator of the Company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity.